ANNUAL REPORT


                                 CYPRESS TREE






                                                           DECEMBER 31, 2000


                                                              SENIOR
                                                              FLOATING
                                                              RATE FUND









                                                         [AMERICAN GENERAL LOGO]

CYPRESSTREE SENIOR FLOATING RATE FUND, INC.
President's Message
--------------------------------------------------------------------------------

Dear Shareholder:

In 2000, the economic environment for income-producing investments changed dramatically. During the first half of the year, economic growth was strong, and the Federal Reserve Board (the "Fed"), in an effort to slow the pace of economic growth and prevent inflation from accelerating, continued to raise interest rates. After boosting interest rates three times in 1999, the Fed hiked rates three more times in 2000. In the third quarter economic data began to indicate that the Fed's tight monetary policy was having the desired effect. Economic growth was slowing and inflation was contained at a moderate level.

By year-end, the economic slowdown became more pronounced, and fears of recession, weakening corporate earnings and rising default rates weighed down the loan market. In this environment, investors were content to have their cash positions grow rather than commit assets to riskier investments. As a result, returns on high yield securities and on equities declined significantly. However, senior loans fared better. While senior loans underperformed Treasury securities and high quality corporate bonds in 2000, they outperformed the S&P 500 Index and lower quality bonds.

For the 12-month period ended December 31, 2000, the Fund returned 4.31%, modestly underperforming the 4.95% return of the DLJ Leveraged Loan Index. Steep declines in the automotive and telecommunications sectors had the biggest effect on the Fund's performance. In the automotive area, investors worried that slowing auto sales would have a negative impact on automotive suppliers. In the telecommunications sector, there was concern that reduced demand for services would lead to lower revenues and ultimately affect the ability of companies to meet their financial obligations.

As we move into 2001, the market has begun to develop a more positive tone. In January the Fed, in an attempt to avoid recession, cut interest rates twice, each time by 0.5%. There was a growing consensus that the Fed would continue to trim interest rates and that loan defaults would peak later in the year. Against this backdrop, capital began to flow back into high yield investments. In the loan market, the prospects of lower interest rates and the improving high yield market strengthened the capital-dependent telecommunications sector and bids for distressed companies improved. These positive developments bode well for senior loans, and we expect the performance of such securities to improve in 2001.

Year 2000 was an exciting year for the CypressTree Senior Floating Rate Fund. Early in the year, the Fund became part of the American General Financial Group, one of the nation's largest diversified financial services organizations with assets of $123 billion. The strength of this new organization has enhanced our ability to build and deliver high quality investment products to help you pursue your investment goals. In any new business relationship, attempts at improvements and streamlining are likely to occur and over the next several months, we will be seeking a change that will affect the Fund.

On January 23, 2001, the Board of Directors approved and recommended shareholder approval of an Agreement and Plan of Reorganization which, if approved, would result in the reorganization of the CypressTree Senior Floating Rate Fund, Inc. in exchange for newly-created Class D shares of the North American Senior Floating Rate Fund, Inc. A meeting of shareholders of the CypressTree Fund to consider the proposed reorganization has been scheduled for April 20, 2001. Both Funds are advised by American General Asset Management Corp. and subadvised by CypressTree Investment Management Company, Inc., and have the same investment objectives and repurchase policies. If approved, the reorganization is expected to take place in mid-May of 2001. We believe that the inclusion of the CypressTree Fund into a larger portfolio should result in the potential for improved investment results and lower operating expenses due to the increased total assets of the combined portfolios.

As we move into a new year, this might be a good time to do a portfolio "check up"--that is, to review your current investments with your advisor to make sure that they are in line with your financial goals. We at the CypressTree Senior Floating Rate Fund remain confident that there is a place within every well-diversified portfolio for senior loan investments. If you have any questions about the Fund, please call us at 800-872-8037.

We appreciate your continued business with CypressTree Senior Floating Rate
Fund.

Sincerely,

/s/ Alice T. Kane

Alice T. Kane
Chairman and President
CypressTree Senior Floating Rate Fund

CYPRESSTREE SENIOR FLOATING RATE FUND, INC.
Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of CypressTree Senior Floating Rate Fund, Inc:

We have audited the accompanying statement of assets and liabilities of CypressTree Senior Floating Rate Fund, Inc ("the Fund"), including the portfolio of investments, as of December 31, 2000, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for the two-year period ended December 31, 2000, and the financial highlights for the period from August 31, 1998 (commencement of operations) through December 31, 1998, and for the years ended December 31, 1999 and December 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and selling or agent banks; where replies were not received from selling or agent banks, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of CypressTree Senior Floating Rate Fund, Inc. as of December 31, 2000, the results of its operations and its cash flows for the year then ended, the changes in its net assets and the financial periods indicated, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 23, 2001

CYPRESSTREE SENIOR FLOATING RATE FUND, INC.
Portfolio of Investments - December 31, 2000
--------------------------------------------------------------------------------

                                               Maturity
 Industry Description                   Type     Date       Par        Value
 -------- -----------                   ----   --------     ---        -----
 LOANS - 98.8%
 Aerospace & Defense - 2.2%
          K&F Industries Inc
          (Aircraft Braking)           BTL-B   10/15/05 $   440,141 $   439,866
          Titan Corporation            BTL-C   02/23/07     744,375     742,979
          United Defense Corp          BTL-B   10/06/05      61,708      61,207
          United Defense Corp          BTL-C   10/06/06      95,559      94,782
                                                                    -----------
                                                                      1,338,834
 Automobile - 5.3%
          American Axle &
          Manufacturing                BTL-B   04/30/06     748,000     745,008
          Collins & Aikman Corp        BTL-B   06/30/06     236,000     226,412
          Collins & Aikman Corp        BTL-C   12/31/05     240,000     230,850
          CSK Auto Inc                 BTL-B-2 10/31/03     990,000     853,050
          Dura Automotive Systems
          Inc                          BTL-B   03/31/06     496,250     485,208
          Exide Corp                   BTL-B   03/18/05     246,581     237,128
          Federal Mogul Corp           BTL-B   02/24/05     245,006      89,952
          J.L. French Automotive
          Castings Inc                 BTL-B   04/21/06     391,101     346,613
                                                                    -----------
                                                                      3,214,221
 Beverage, Food & Tobacco - 4.6%
          Aurora Foods Inc             BTL-A   06/30/05     128,663     117,941
          Aurora Foods Inc             BTL-B   09/30/06      98,659      90,963
          Aurora Foods Inc             BTL-B2  09/30/06     987,500     905,209
          B&G Foods Inc                BTL-B   03/31/06     500,000     466,000
          CP Kelco ApS                 BTL-B   03/31/08     187,500     182,391
          CP Kelco ApS                 BTL-C   09/30/08      62,500      60,797
          Tabletop Acquisition Corp
          (Merisant)                   BTL-B   03/31/07     482,531     484,340
          UST Inc                      BTL-B   02/16/05     498,750     501,763
                                                                    -----------
                                                                      2,809,404
 Broadcasting & Entertainment - 3.9%
          Classic Cable Inc            BTL-B   01/31/08     651,316     636,865
          Entravision Communications
          Co LLC                       BTL-B   12/31/08     500,000     505,000
          Muzak LLC                    BTL-B   12/31/06     497,500     489,208
          Telemundo Group Inc          BTL-B   02/28/06     246,875     246,104
          Young Broadcasting Inc       BTL-B   11/30/06     500,000     504,141
                                                                    -----------
                                                                      2,381,318
 Buildings & Real Estate - 5.0%
          ClubCorp Inc                 BTL-B   03/24/07     992,500     990,329
          Dal-Tile Intern'l            BTL-B   12/31/03     247,465     242,902
          Lennar Corp                  BTL-C   05/03/07     500,000     501,459
          Prison Realty Trust Inc      BTL-C   12/31/02     494,975     373,087
          Prison Realty Trust Inc      BTL     12/31/02     245,000     184,669

    The accompanying notes are an integral part of the financial statements.

CYPRESSTREE SENIOR FLOATING RATE FUND, INC.
Portfolio of Investments - December 31, 2000
--------------------------------------------------------------------------------

                                                Maturity
 Industry Description                   Type      Date      Par        Value
 -------- -----------                   ----    --------    ---        -----
 Buildings & Real Estate -
   continued
          Tapco International
          Corporation                BTL-B      06/23/07 $  462,891 $   462,891
          Tapco International
          Corporation                BTL-C      06/23/08    277,734     277,734
                                                                    -----------
                                                                      3,033,071
 Cargo Transport - 2.8%
          Interpool Inc              364-day    10/24/02    500,000     503,750
          Gemini Air Cargo Inc       BTL-A      08/12/05    720,536     721,436
          Kansas City Southern
          Industries Inc             BTL-B      01/11/07    500,000     503,359
                                                                    -----------
                                                                      1,728,545
 Chemicals, Plastics & Rubber -
   4.2%
          Hexcel Corp                BTL-B      09/15/05    448,903     450,025
          Huntsman Corp              BTL-C      10/07/04    750,000     635,000
          Huntsman ICI Chemicals
          LLC                        BTL-B      06/30/07    408,333     409,586
          Huntsman ICI Chemicals
          LLC                        BTL-C      06/30/08    408,333     409,586
          Lyondell Petrochemical
          Co                         BTL-B      06/30/05     75,439      76,020
          Lyondell Petrochemical
          Co                         BTL-E      12/31/03    537,162     551,976
                                                                    -----------
                                                                      2,532,193
 Containers, Packaging & Glass -
   4.2%
          Graham Packaging Co        BTL-B      01/31/06    260,180     256,060
          Graham Packaging Co        BTL-C 1    01/31/07    215,578     212,030
          Graham Packaging Co        BTL-C 2    01/31/07    507,862     500,417
          Graphic Packaging Corp.
          (ACX Tech)                 Bridge     08/02/04     62,813      57,375
          Jefferson Smurfit          BTL-B      03/31/06     18,056      18,096
          Packaging Corporation of
          America                    BTL-A      06/29/07    237,834     237,438
          RIC/Riverwood
          International              BTL-A      02/28/03    401,317     400,126
          Stone Container            BTL-D      10/01/03    848,307     851,651
                                                                    -----------
                                                                      2,533,193
 Diversified & Conglomerate
  Manufacturing - 6.5%
          Alliance Laundry Systems
          LLC                        BTL-B      06/30/05    498,750     486,281
          CII Carbon LLC             Hybrid TL  06/30/08    209,494     208,709
          Dayco (Mark IV
          Industries)                U.S. BTL-B 05/31/07    495,673     484,521
          General Cable
          Corporation                BTL-B      05/27/07    663,412     647,987
          GenTek Inc                 BTL-B      04/30/07    246,250     245,634
          GenTek Inc                 BTL-C      10/31/07    498,750     499,218
          Goodman Manufacturing Co
          LP                         BTL-B      07/31/05    236,828     233,720
          Mueller Group Inc          BTL-B      08/16/06    369,066     370,565
          Mueller Group Inc          BTL-C      08/16/07    369,066     370,623
                                     Delayed
          Terex Corporation          Draw BTL-C 07/15/06    197,829     197,562
          Wilmar Industries Inc      BTL-B      09/29/07    249,375     249,063
                                                                    -----------
                                                                      3,993,883

    The accompanying notes are an integral part of the financial statements.

CYPRESSTREE SENIOR FLOATING RATE FUND, INC.
Portfolio of Investments - December 31, 2000
--------------------------------------------------------------------------------

                                                 Maturity
 Industry Description                   Type       Date       Par        Value
 -------- -----------                   ----     --------     ---        -----
 Diversified & Conglomerate
  Service - 2.6%
          infoUSA Inc                BTL-B       06/30/06 $   900,270 $   864,259
          United Rentals Inc         BTL-C       06/30/06     748,125     724,880
                                                                      -----------
                                                                        1,589,139
 Ecological - 4.5%
          Allied Waste Industries    BTL-B       07/21/06     340,909     327,725
          Allied Waste Industries    BTL-C       07/21/07     409,091     393,271
          Intern'l Technology Corp   BTL-B       06/11/06     712,403     700,382
          Safety-Kleen Corp.         BTL-A       04/03/04     230,656      72,657
          Safety-Kleen Corp.         BTL-B       04/03/05     497,468     155,597
          Safety-Kleen Corp.         BTL-C       04/03/06     497,468     155,597
          Stericycle Inc             BTL-B       11/10/06     936,375     941,496
                                                                      -----------
                                                                        2,746,725
 Electronics - 2.3%
          Amkor Technology           BTL-A       09/30/05     609,933     606,883
          Dynamic Details Inc.       BTL-B       04/22/05     148,156     147,508
          ON Semiconductor, Inc.     BTL-B       08/04/06     313,771     314,556
          ON Semiconductor, Inc.     BTL-C       08/04/07     337,907     338,752
                                                                      -----------
                                                                        1,407,699
 Farming & Agriculture - 0.8%
          Hines Nurseries Inc        BTL-B       02/28/05     500,000     480,000
                                                                      -----------
 Finance - 0.2%
          Bridge Information
          Systems Inc                BTL-B       05/29/05     365,247     100,443
                                                                      -----------
 Grocery - 1.2%
          Pathmark Stores Inc        BTL-B       12/15/01     749,375     745,066
                                                                      -----------
 Healthcare, Education &
  Childcare - 3.1%
          Alliance Imaging Inc       BTL-B       11/02/07     309,701     305,830
          Alliance Imaging Inc       BTL-C       12/18/04     440,299     434,795
          Dade Behring Inc           BTL-B       06/30/06     367,196     254,414
          Dade Behring Inc           BTL-C       06/30/07     367,196     254,414
          Hanger Orthopedic Group    BTL-B       01/01/08     496,250     459,857
          Stryker Corp               BTL-B       12/04/05     147,149     147,986
          Stryker Corp               BTL-C       12/04/06      13,071      13,145
                                                                      -----------
                                                                        1,870,441
 Home & Office Furniturings, Housewares &
  Durable Consumer Products - 1.0%
          Shop Vac Corp              BTL-B       07/08/07     625,000     624,609
                                                                      -----------
 Hotels, Motels, Inns & Gaming - 2.9%
          Extended Stay America
          Inc                        BTL-D       06/07/07     750,000     753,750
          Starwood Hotels &
          Resorts Trust              Tranche Two 02/23/03     250,000     250,703
          Wyndham International
          Inc                        BTL-B       06/30/06     750,000     742,969
                                                                      -----------
                                                                        1,747,422

    The accompanying notes are an integral part of the financial statements.

CYPRESSTREE SENIOR FLOATING RATE FUND, INC.
Portfolio of Investments - December 31, 2000
--------------------------------------------------------------------------------

                                                 Maturity
 Industry Description                   Type       Date       Par        Value
 -------- -----------                   ----     --------     ---        -----
 Insurance - 0.8%
          Willis Corroon Group plc   BTL-B       11/19/06 $   254,423 $   254,304
          Willis Corroon Group plc   BTL-C       11/19/07     109,038     109,175
          Willis Corroon Group plc   BTL-D       05/19/08     109,038     109,175
                                                                      -----------
                                                                          472,654
 Leisure, Amusement,
  Entertainment - 4.5%
          Amfac Parks & Resorts
          Inc                        BTL-B       09/30/04     247,449     244,356
          Amfac Parks & Resorts
          Inc                        BTL-C       09/30/05     247,449     244,356
          DreamWorks LLC             BTL-B       01/15/09   1,000,000   1,007,188
          Metro-Goldwyn-Mayer        BTL-B       03/31/06     500,000     496,484
          Premier Parks Inc          BTL-B       09/30/05     500,000     503,625
          Regal Cinemas Inc          BTL-C       06/15/07     129,706      89,821
          United Artists Theatre
          Co                         BTL-B       04/21/06      97,348      66,197
          United Artists Theatre
          Co                         BTL-C       04/21/05     146,022      99,295
                                                                      -----------
                                                                        2,751,322
 Machinery - 0.9%
          Thermadyne Holdings Corp   BTL-B       05/22/05     298,119     267,065
          Thermadyne Holdings Corp   BTL-C       05/22/06     298,119     267,065
                                                                      -----------
                                                                          534,130
 Mining, Steel, Iron & Nonprecious
  Metals - 3.7%
          Ispat Inland Inc           Hybrid TL   07/16/05     368,065     325,048
          Ispat Inland Inc           Hybrid TL 2 07/16/06     368,065     325,048
          Neenah Corp                BTL-B       09/30/05     724,616     688,336
          Peabody Holding Company
          Inc                        BTL-B       06/30/06     417,500     417,500
          United States Can
          Company                    BTL-B       10/04/08     500,000     503,021
                                                                      -----------
                                                                        2,258,953
 Personal & Nondurable Consumer
  Products (Mfg Only) - 2.2%
          Amscan Holdings Inc        Hybrid TL   12/31/04     241,719     210,296
          Buhrmann NV                US BTL-B    10/26/07     418,448     419,462
          Sealy Mattress             BTL-B       12/15/04     186,870     187,259
          Sealy Mattress             BTL-C       12/15/05     134,692     135,043
          Sealy Mattress             BTL-D       12/15/06     172,157     172,516
          United Industries Corp     BTL-B       01/20/06     229,184     192,514
                                                                      -----------
                                                                        1,317,090
 Printing & Publishing - 10.2%
          American Color Graphics    BTL-B       03/31/05     500,000     495,000
          American Media Inc         BTL-B       04/01/07   1,000,000   1,004,688
          Benedek Broadcasting
          Corp                       BTL-B       11/20/07     500,000     491,406
          Jostens Inc                BTL-B       05/10/08     500,000     502,361
          Journal Register Co        BTL-B       09/06/06     748,500     742,731
          Lamar Advertising
          Company                    BTL-B       08/01/06     750,000     753,000
          Merrill Corp               BTL-B       11/23/07     990,000     919,462

    The accompanying notes are an integral part of the financial statements.

CYPRESSTREE SENIOR FLOATING RATE FUND, INC.
Portfolio of Investments - December 31, 2000
--------------------------------------------------------------------------------

                                               Maturity
 Industry Description                   Type     Date       Par        Value
 -------- -----------                   ----   --------     ---        -----
 Printing & Publishing - continued
          R.H. Donnelley Corp          BTL-B   12/05/05 $   127,602 $   126,645
          R.H. Donnelley Corp          BTL-C   12/05/06     212,916     211,319
          Vertis Holdings, Inc. (Big
          Flower)                      BTL-A   12/31/05     975,933     953,975
                                                                    -----------
                                                                      6,200,587
 Retail Stores - 1.6%
          SDM Corporation              BTL-C   02/04/08     484,978     487,035
          SDM Corporation              BTL-E   02/04/09     484,978     487,035
                                                                    -----------
                                                                        974,070
 Telecommunications - 13.0%
          360networks inc              BTL-B   05/31/07     500,000     488,021
          Adelphia Communications
          Corp                         Discr.  12/31/09     500,000     494,661
          American Tower Corp          BTL-B   12/31/07     500,000     503,005
          Charter Communications
          Holding Co LLC               BTL-B   11/12/08     250,000     249,578
          Charter Communications
          Holding Co LLC               BTL-B   03/18/08     750,000     745,999
          Dobson Communication         BTL-B   03/23/07     203,073     202,075
          Dobson Communication         BTL-B   03/31/08     513,333     513,365
          Dobson Communication         BTL-C   12/23/07     210,765     209,777
          Dobson Communication         BTL-C   03/31/09     586,667     586,667
          McLeodUSA Corp               BTL-B   05/31/08     500,000     498,541
          Microcell
          Telecommunications Inc       BTL-B   03/01/06     500,000     498,906
          Nextel Communications        BTL-B   06/30/08     250,000     250,815
          Nextel Communications        BTL-C   12/31/08     250,000     250,815
          RCN Corp                     BTL-B   06/03/07     500,000     470,375
          Rural Cellular Corp          BTL-B   10/03/08     500,000     498,906
          Rural Cellular Corp          BTL-C   04/03/09     500,000     498,906
          XO Communications Inc
          (Nextlink)                   BTL-B   10/31/06   1,000,000     976,593
                                                                    -----------
                                                                      7,937,005
 Textiles & Leather - 2.5%
          Globe Manufacturing Co       BTL-B   07/15/06     246,250     166,220
          Polymer Group                BTL-B   12/20/05     685,200     662,503
          Polymer Group                BTL-B-1 12/20/05      53,159      51,565
          St John Knits Inc            BTL-B   07/31/07     628,961     612,320
                                                                    -----------
                                                                      1,492,608
 Transportation - 1.3%
          American Commercial Lines
          LLC                          BTL-B   06/30/06     345,026     332,303
          American Commercial Lines
          LLC                          BTL-C   06/30/07     470,063     452,730
                                                                    -----------
                                                                        785,033
 Utilities - 0.8%
          Western Resources Inc        BTL-B   03/17/03     500,000     503,750
                                                                    -----------
 TOTAL LOANS (Cost $63,068,814)                                     $60,103,408
                                                                    -----------

    The accompanying notes are an integral part of the financial statements.

CYPRESSTREE SENIOR FLOATING RATE FUND, INC.
Portfolio of Investments - December 31, 2000
--------------------------------------------------------------------------------

                                             Maturity
 Industry Description                   Type   Date    Shares      Value
 -------- -----------                   ---- --------  ------      -----
 SHORT-TERM INVESTMENTS - 4.9%
          SSGA Money Market Fund
          (Cost $2,947,389)                           2,947,389 $ 2,947,389
                                                                -----------
 TOTAL INVESTMENTS - 103.7% - (Cost
  $66,016,203)*                                                 $63,050,797
                                                                -----------
 OTHER ASSETS AND LIABILITIES, NET -
   (3.7%)                                                       $(2,245,882)
                                                                ===========
 NET ASSETS - 100.0%                                            $60,804,915
                                                                ===========

*The cost for Federal Income Tax purposes is the same.

    The accompanying notes are an integral part of the financial statements.

CYPRESSTREE SENIOR FLOATING RATE FUND, INC.
Statement of Assets and Liabilities - December 31, 2000
--------------------------------------------------------------------------------

  ASSETS:
  Investments in loans and securities, at value. (Identified cost, $66,016,203.)
   (See accompanying Portfolio of Investments)................... $63,050,797
  Cash...........................................................     729,512
  Receivables:
    Investments sold.............................................     284,867
    Fund shares sold.............................................     230,301
    Interest on bank loans.......................................     706,653
    From investment adviser......................................      65,148
  Unamortized organization costs.................................     112,500
  Other assets...................................................       2,180
                                                                  -----------
      Total assets...............................................  65,181,958
                                                                  -----------
  LIABILITIES:
  Payables:
    Fund shares redeemed.........................................   4,152,609
    Dividends....................................................     153,187
    Accrued custody and transfer agent fees......................      17,547
    Accrued expenses.............................................      53,700
                                                                  -----------
      Total liabilities..........................................   4,377,043
                                                                  -----------
  NET ASSETS..................................................... $60,804,915
                                                                  ===========
  NET ASSETS CONSIST OF:
    Undistributed net investment income.......................... $   (57,539)
    Accumulated net realized gains (losses)......................    (386,424)
    Unrealized appreciation (depreciation) on investments........  (2,965,406)
    Capital shares at par value of $.01 (Note 3).................      63,800
    Additional paid-in capital...................................  64,150,484
                                                                  -----------
      Net assets................................................. $60,804,915
                                                                  ===========
  Net Asset Value, Offering and Redemption Price per Share
   ($64,150,484 / 6,380,102 shares outstanding)..................       $9.53
                                                                  ===========

    The accompanying notes are an integral part of the financial statements.

CYPRESSTREE SENIOR FLOATING RATE FUND, INC.
Statement of Operations
--------------------------------------------------------------------------------

                                                                 For the Year
                                                                     ended
                                                               December 31, 2000
                                                               -----------------
  INVESTMENT INCOME:
   Interest...................................................    $ 7,134,103
   Facility and other fee income..............................        161,918
                                                                  -----------
    Total income..............................................      7,296,021
                                                                  -----------
  EXPENSES:
   Investment adviser fee (Note 5)............................        666,371
   Custody fee................................................         71,229
   Transfer agent fee.........................................         60,000
   Audit and legal fees.......................................        117,837
   Accounting and administration fees (Note 5)................        313,586
   Directors fees and expenses................................         29,332
   Amortization of organization expenses......................         50,000
   Registration and filing fees...............................         68,082
   Miscellaneous..............................................         71,538
                                                                  -----------
   Expenses before waiver of fees by investment adviser.......      1,447,975
                                                                  -----------
   Waiver of fees by investment adviser (Note 6)..............       (471,297)
                                                                  -----------
      Net expenses............................................        976,678
                                                                  -----------
      Net investment income...................................    $ 6,319,343
                                                                  -----------
  REALIZED AND UNREALIZED GAIN/(LOSS):
   Net realized (loss) on investment transactions.............    $  (375,679)
   Unrealized (depreciation) on investments...................     (2,728,311)
                                                                  -----------
      Net realized and unrealized loss........................     (3,103,990)
                                                                  ===========
  Net increase in net assets resulting from operations........    $ 3,215,353
                                                                  ===========

    The accompanying notes are an integral part of the financial statements.

CYPRESSTREE SENIOR FLOATING RATE FUND, INC.
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                     Year ended   Year ended
                                                    December 31,   December
                                                        2000       31, 1999
                                                    ------------  -----------
  Increase/(Decrease) in Net Assets from:
  OPERATIONS:
   Net investment income........................... $  6,319,343  $ 2,818,490
   Net realized gain/(loss) on investment
    transactions...................................     (375,679)       6,343
   Change in unrealized depreciation on
    investments....................................   (2,728,311)    (201,777)
                                                    ------------  -----------
  Net increase in net assets resulting from
   operations......................................    3,215,353    2,623,056
  DISTRIBUTIONS FROM:
   Net investment income...........................   (6,319,343)  (2,818,490)
   In excess of net investment income..............      (57,539)          --
  Increase/(decrease) in net assets from capital
   share transactions (Note 3).....................  (26,725,068)  83,358,639
                                                    ------------  -----------
  Increase/(decrease) in net assets................  (29,886,597)  83,163,205
                                                    ------------  -----------
  Net assets at beginning of period................   90,691,512    7,528,307
                                                    ------------  -----------
  Net assets at end of period...................... $ 60,804,915  $90,691,512
                                                    ============  ===========

    The accompanying notes are an integral part of the financial statements.

CYPRESSTREE SENIOR FLOATING RATE FUND, INC.
Statement of Cash Flows
--------------------------------------------------------------------------------

                                                                Year ended
                                                             December 31, 2000
                                                             -----------------
  Increase/(Decrease) in Cash
  Cash Flows From (Used for) Operating Activities:
   Purchase of loans........................................   $(30,201,221)
   Interest and facility fees received......................      7,206,086
   Sale of short-term securities, net.......................     12,849,042
   Proceeds from loans sold.................................     38,254,444
   Operating expenses paid..................................       (969,033)
                                                               ------------
  Net Cash from operating activities........................     27,139,318
                                                               ------------
  Cash Flows From (Used for) Financing Activities:
   Proceeds from shares sold................................     46,006,738
   Payments for shares redeemed.............................    (72,486,726)
   Cash dividends paid (not including reinvested dividends
    of $4,752,543)..........................................     (1,573,970)
                                                               ------------
  Net Cash used for financing activities....................    (28,053,958)
                                                               ------------
  Net decrease in Cash......................................       (914,640)
   Cash at beginning of period..............................      1,644,152
                                                               ------------
   Cash at end of period....................................   $    729,512
                                                               ------------
  Reconciliation of Net Increase in Net Assets from
   Operations to Net Cash from Operating Activities
   Net increase in net assets from operations...............   $  3,215,353
   Increase in interest and facility fees receivable........        (89,935)
   Decrease in receivable for investments sold..............         10,208
   Decrease in unamortized organization costs...............         50,000
   Increase in net accrued expenses.........................          7,645
   Net decrease in investments..............................     23,946,047
                                                               ------------
  Net cash from operating activities........................   $ 27,139,318
                                                               ============

    The accompanying notes are an integral part of the financial statements.

CYPRESSTREE SENIOR FLOATING RATE FUND, INC.
Financial Highlights (For a Share Outstanding Throughout the Period)
--------------------------------------------------------------------------------

                                                                     Period from
                                                                       4/6/98*
                                               Year ended Year ended   through
                                                12/31/00   12/31/99   12/31/98
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period.........   $  9.93    $  9.93     $10.00
--------------------------------------------------------------------------------
Investment Operations:
 Net investment income.......................      0.79       0.69       0.53
 Net realized and unrealized gain on
  investments................................     (0.39)      0.00      (0.07)
                                                --------------------------------
 Total from investment operations............      0.40       0.69       0.46)
                                                --------------------------------
Distributions
 From net investment income..................    (0.79)      (0.69)     (0.53)
 In excess of net investment income..........    (0.01)         --         --
                                                --------------------------------
 Total distributions.........................     (0.80)     (0.69)     (0.53)
--------------------------------------------------------------------------------
Net Asset Value, End of Period...............   $  9.53    $  9.93     $ 9.93
--------------------------------------------------------------------------------
Total Return.................................     4.31%      7.16%      4.81% +
--------------------------------------------------------------------------------
Ratios/Supplemental Data
 Net assets, end of period (000's)...........   $60,805    $90,692     $7,528
 Ratio of net expenses to average net
  assets.....................................     1.25%      0.72%      0.00% #
 Ratio of net investment income to average
  net assets.................................     8.09%      6.81%      7.50% #
 Portfolio turnover rate.....................       45%        28%        20% +
 Expense ratio before fee waiver by adviser..     1.85%      1.77%      4.27% #
 Net investment income before fee waiver by
  adviser....................................     7.49%      5.77%      3.74% #

*Commencement of Operations
+Not annualized
#Annualized

    The accompanying notes are an integral part of the financial statements.

CYPRESSTREE SENIOR FLOATING RATE FUND, INC.
Notes to Financial Statements
-------------------------------------------------------------------------------

1. ORGANIZATION OF THE FUND. The CypressTree Senior Floating Rate Fund, Inc. (the "Fund") is a non-diversified closed-end, management investment company. The Fund is organized as a Maryland Corporation and is registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide as high a level of current income as is consistent with the preservation of capital by investing primarily in senior secured floating rate loans and other institutionally traded senior secured floating rate debt obligations.

Effective March 10, 2000, CypressTree Investments, Inc. ("CypressTree") sold substantially all of its assets including all of the stock of CypressTree Asset Management Corporation, Inc. ("CAM"), the Fund's investment adviser, and all of the stock of CypressTree Funds Distributors, Inc. ("CFD"), the Fund's distributor, to American General Corporation ("American General"). The acquisition by American General of CypressTree's assets (herein "the Acquisition") took place pursuant to a Purchase Agreement dated February 25, 2000. The names of these entities were then changed, so that CAM was renamed American General Asset Management Corp. ("AGAM") and CFD became American General Funds Distributors, Inc. ("AGFD").

AGAM serves as investment adviser and principal underwriter for the Fund, effective March 10, 2000, pursuant to approval by the Fund's Board of Directors and the Fund's shareholders at a special shareholder meeting held on June 1, 2000. CypressTree Investment Management Company, Inc. (CIMCO) serves as the Fund's subadviser. AGFD serves as distributor for the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES. The policies described below are followed when preparing the Fund's financial statements. These policies are in accordance with generally accepted accounting principles ("GAAP").

Security Valuation. The Fund's investments in loan interests ("Loans") are valued in accordance with guidelines established by the Board of Directors. Under the Fund's current guidelines, Loans for which an active secondary market exists to a reliable degree in CIMCO's opinion and for which CIMCO can obtain at least two quotations from banks or dealers in Loans will be valued by calculating the mean of the last available bid and asked prices in the market for such Loans, and then using the mean of those two means. If only one quote for a particular Loan is available, the Loan will be valued on the basis of the mean of the last available bid and asked prices in the market. Loans for which an active secondary market does not exist to a reliable degree in CIMCO's opinion will be valued at fair value, which is intended to approximate market value. In valuing a Loan at fair value, CIMCO will consider, among other factors, (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the Loan, (c) recent prices in the market for similar Loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity. Other portfolio securities may be valued on the basis of prices furnished by one or more pricing services that determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, other portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. Obligations purchased with remaining maturities of 60 days or less are valued at amortized cost unless this method is determined not to produce fair valuation. Repurchase agreements and investments in money market funds are valued at cost plus accrued interest. Securities for which there exist no price quotations or valuations and all other assets are valued at fair value as determined in good faith by or on behalf of the Board of Directors of the Fund.

Federal Income Taxes. It is the Fund's policy to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and to distribute all of its taxable income and any net realized gain on investments to its shareholders each year. Accordingly, no federal income tax provision is required.

CYPRESSTREE SENIOR FLOATING RATE FUND, INC.
Notes to Financial Statements - (Continued)
-------------------------------------------------------------------------------


Note 2, continued

Capital Loss Carryforwards. At December 31, 2000, the Fund has $343,978 in capital loss carryforwards available to offset future recognized gains, expiring as follows:

             2006      2008
            ------    ------
            $9,669   $334,309

Additionally, at December 31, 2000, the Fund had net capital losses of $42,446 attributable to security transactions incurred after October 31, 2000. These capital losses are treated as arising on the last day of the Fund's next taxable year.

Distributions of Income and Gains. Distributions of net investment income are declared as a dividend to shareholders of record as of the close of business each day and are paid monthly. The Fund distributes realized net capital gains, if any, at least annually, after offset by any capital loss carryovers.

Repurchase Agreements. The Fund may enter into repurchase agreements. When the Fund enters into a repurchase agreement through its custodian, it receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is at least equal to 102% of the resale price, and the Fund will take constructive receipt of all securities underlying the repurchase agreements until such agreements expire. If the seller defaults, the Fund would suffer a loss to the extent that proceeds from the sale of underlying securities were less than the repurchase price.

Deferred Organization Expenses. Costs incurred by the Fund in connection with its organization are being amortized on a straight-line basis over 5 years.

Capital Accounts. The Fund reports the accumulated undistributed net investment income (loss) and accumulated undistributed net realized gain
(loss) accounts on a basis approximating amounts available for future tax distributions (or to offset future taxable realized gains when a capital loss carryforward is available). Accordingly, the Fund may periodically make reclassifications among certain capital accounts without impacting net asset value.

Estimates. Preparing the financial statements in conformity with generally accepted accounting principles requires management to make certain estimates and assumptions that affect the amounts reported for the reporting period and as of the end of the reporting period. Actual results could differ from those estimates.

Income. Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount. Facility fees received are recognized as income over the stated life of the loan. Other income, including amendment fees, commitment fees, letter of credit fees, etc., are recorded as income when received or contractually due to the Fund.

Gains/Losses. Gains or losses realized on the sale of portfolio assets are recognized on the trade date using the specific identification method.

3. CAPITAL SHARES. The Fund has 1,000,000,000 of $.01 par value shares authorized that may be issued. Share activity for the year ended December 31, 2000 was as follows:

                                       Shares      Capital
                                       ------      -------
            Sold..............        4,607,012  $ 45,161,622
            Reinvestment of
             distributions....          487,730     4,752,543
            Redeemed..........       (7,849,867)  (76,639,233)
                                     ----------  ------------
             Net
              increase/(decrease)..  (2,755,125) $(26,725,068)
                                     ==========  ============

CYPRESSTREE SENIOR FLOATING RATE FUND, INC.
Notes to Financial Statements - (Continued)
-------------------------------------------------------------------------------


Note 3, continued

Share activity for the year ended December 31, 1999 was as follows:

                                       Shares      Capital
                                     ----------  ------------
            Sold..............        9,988,918  $ 99,380,895
            Reinvestment of
             distributions....          224,287     2,230,039
            Redeemed..........       (1,836,164)  (18,252,295)
                                     ----------  ------------
             Net
              increase/(decrease)..   8,377,041  $ 83,358,639
                                     ==========  ============

In order to provide shareholders with liquidity and the ability to receive net asset value on a disposition of shares, the Fund will make monthly offers to repurchase a percentage (usually 10%) of outstanding shares at net asset value. Shareholders will be sent a Notification of Repurchase Offer seven to fourteen days before each monthly repurchase offer. During the year ended December 31, 2000, the Fund made twelve Repurchase Offers, and actually redeemed the amounts shown in the table below. In no case was a monthly Repurchase Offer oversubscribed.

                   Amount Tendered
                 --------------------
                  Shares    Capital
                 --------- ----------
January.........   903,608 $8,972,825
February........   506,162  5,026,188
March...........   391,461  3,913,055
April........... 1,000,011  9,820,106
May.............   849,054  8,303,745
June............   606,622  5,932,767

                   Amount Tendered
                  ------------------
                  Shares   Capital
                  ------- ----------
July............. 454,784 $4,438,607
August........... 323,941  3,158,284
September........ 600,602  5,837,841
October.......... 719,062  6,959,173
November......... 590,786  5,671,549
December......... 903,774  8,605,093

4. PURCHASES AND SALES OF SECURITIES. During the year ended December 31, 2000, the Fund's cost of purchases of Loans and proceeds from Loan sales were $30,200,380 and $38,576,429, respectively. Unrealized appreciation and depreciation in the value of investments at December 31, 2000 for federal income tax purposes were as follows:

            Gross unrealized appreciation... $   812,915
            Gross unrealized depreciation...  (3,778,321)
                                             -----------
            Net unrealized appreciation..... $(2,965,406)
                                             ===========

5. INVESTMENT ADVISORY AGREEMENT. The Fund maintains an Investment Advisory Agreement with AGAM ("Adviser"), who is responsible for managing the corporate and business affairs of the Fund, and selects, contracts with and compensates the subadviser to manage the Fund's assets. As compensation for its services the Adviser receives from the Fund an annual fee equal to the following percentage of average daily gross assets: 0.85% for the first $1 billion of average daily gross assets; 0.80% for average daily gross assets between $1 billion and $2 billion; and 0.75% for average daily gross assets of more than $2 billion. For purposes of computing the advisory fee, average daily gross assets are determined by deducting from total assets of the Fund all liabilities except the principal amount of any indebtedness from money borrowed, including debt securities issued by the Fund.

AGAM has retained CIMCO to serve as the Fund's subadviser to manage the investment and reinvestment of the Fund's assets. As compensation for its services as subadviser, CIMCO is entitled to receives from AGAM an annual fee paid monthly equal to the following percentage of average daily gross assets:
0.45% for the first $1 billion of average daily gross assets; 0.40% for average daily gross assets between $1 billion and $2 billion; and 0.35% for average daily gross assets of more than $2 billion. During the year ended December 31, 2000, CIMCO voluntarily waived a portion of its compensation, receiving 0.425% of average daily gross assets. Average daily gross assets are computed as described above. The fee paid to CIMCO is not an additional charge to the Fund or its shareholders.

CYPRESSTREE SENIOR FLOATING RATE FUND, INC.
Notes to Financial Statements - (Continued)
-------------------------------------------------------------------------------


Note 5, continued

AGAM, the Fund's Administrator under an Administration Agreement, is responsible for managing the Fund's business affairs, subject to supervision by the Fund's Board of Directors. For its services, AGAM receives an annual fee equal to 0.40% of average daily gross assets of the Fund. Average daily gross assets are computed as described above.

During the year ended December 31, 2000, the Fund engaged in purchase and sale transactions with other investment vehicles managed by CIMCO. These purchase and sale transactions complied with Rule 17a-7 under the Investment Company Act of 1940, and amounted to purchases of $753,334 and sales of $1,459,832.

6. EXPENSE REIMBURSEMENT. Pursuant to the Investment Advisory Agreement, the Adviser voluntarily reduced the advisory fee in order to maintain an expense ratio on the Fund that does not exceed a certain voluntary rate. Currently, the expenses of the Fund are capped at 1.25%. For the year ended December 31, 2000, the Adviser waived fees of $471,297.

7. DIRECTOR COMPENSATION. The Fund pays each Director who is not an employee or a director of the Adviser or its affiliates a fee of $900 plus travel expenses for each Board of Directors meeting attended, $200 for each telephone meeting attended, and an annual retainer of $3,600.

DIRECTORS                                                   ADVISER
Alice T. Kane, Chairman                                     American General Asset Management Corp.
Joseph T. Grause, Jr.                                       286 Congress Street
Dr. Judith L. Craven                                        Boston, MA 02210
William F. Devin
Dr. Timothy J. Ebner                                        TRANSFER AND DIVIDEND AGENT
Judge Gustavo E. Gonzales, Jr.                              State Street Bank and Trust Company
Kenneth J. Lavery                                           P.O. Box 8505
Dr. John E. Maupin, Jr.                                     Boston, MA 02266-8505
Ben H. Love
                                                            DISTRIBUTOR
OFFICERS                                                    American General Funds Distributors, Inc.
Alice T. Kane, President                                    286 Congress Street
Joseph T. Grause, Jr., Vice President                       Boston, MA 02210
Thomas J. Brown, Vice President and Treasurer
John I. Fitzgerald, Vice President and Secretary            SHAREHOLDER SERVICES
John N. Packs, Vice President and Assistant Treasurer       286 Congress Street
                                                            Boston, MA 02210
INDEPENDENT ACCOUNTANTS                                     800-872-8037
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116


                       AMERICAN GENERAL ASSET MANAGEMENT
                     286 Congress Street, Boston, MA 02210



1200-10053